Exhibit 99.2
Visual Sciences, Inc.
Retention Bonus Plan
     This Retention Bonus Plan (the “Plan”) sets forth the terms and conditions applicable to the payment of retention bonuses (the “Retention Bonuses”) for certain employees of Visual Sciences, Inc. (the “Company”) in the event of a Change in Control of the Company. For purposes of this Plan, “Company” will include any Subsidiary of the Company (as defined below) and any successor to substantially all of the business, shares or assets of the Company. References in the Plan to “You” or “Your” are references to an employee of the Company.
     The Plan shall be effective as of July 27, 2007 (the “Effective Date”) and shall terminate on the first anniversary of the Effective Date.
     1. Eligibility and Participation. The Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) shall determine the employees of the Company eligible to participate in the Plan in its sole discretion. You will be eligible for benefits under this Plan only if you have been designated as a participant in the Plan by the Compensation Committee and, immediately prior to the effective date of a Change in Control, you are a full-time employee of the Company (i.e., not subject to disciplinary action or on a formal performance improvement plan) (provided that you will be considered a full-time employee of the Company if you are on a Company-approved leave of absence immediately prior to the effective date of a Change in Control and you were employed full-time immediately prior to the commencement of such leave).
     If your employment is terminated for any reason (with or without cause) or you die or become disabled prior to the occurrence of a Change in Control, or if a Change in Control does not occur on or prior to the first anniversary of the Effective Date, you will not be entitled to receive a retention bonus under the Plan.
     2. Retention Bonus Pool. The aggregate amount of all Retention Bonuses payable under this Plan shall equal up to $5,000,000 (the “Bonus Pool”). The allocation of the Bonus Pool among the participants as Retention Bonuses shall be approved by the Compensation Committee. In the event a participant is no longer employed by the Company, the Compensation Committee may reallocate his or her portion of the Bonus Pool among the remaining participants, in its sole discretion. The Compensation Committee may authorize the executive officers of the Company to communicate the allocation of the Bonus Pool to the participants.
     3. Payment of Retention Bonuses. Retention Bonuses will be paid in cash in a lump sum to eligible participants within 15 days following the occurrence of a Change in Control that occurs on or before the first anniversary of the Effective Date (and without regard to whether or not the employee is terminated at or following the time of a Change in Control).
     4. Relationship to Severance Benefits. The retention bonuses will be payable in addition to any amounts that might otherwise be payable to employees under executive employment agreements, change of control agreements or the Visual Sciences, Inc. Change in Control Severance Plan.

     5. Amendment. The Compensation Committee may amend or terminate this Plan from time to time in its sole and absolute discretion; provided, however, that no such termination or amendment shall impair your rights to benefits under the terms and conditions of the Plan, as in effect prior to such termination or amendment, without your written consent. Notwithstanding the foregoing, if, at the time of signing of an acquisition agreement pursuant to which a Change in Control will occur, an acquirer agrees to provide retention benefits at (or within a reasonable period of time after) the closing of such Change in Control to Plan participants that are substantially similar in all material respects, including, without limitation, with respect to the amounts payable under the Plan, the Company will have the right to terminate the Plan without the consent of the Plan participants.
     6. Plan Administration.
          (a) The Compensation Committee is responsible for the general administration and management of the Plan and will have all powers and duties necessary to fulfill its responsibilities, including, but not limited to, the discretion to interpret and apply the Plan and to determine all questions relating to eligibility for benefits. The Plan will be interpreted in accordance with its terms and their intended meanings. All actions taken and all determinations made in good faith by the Compensation Committee will be final and binding on all persons claiming any interest in or under the Plan.
          (b) If, due to errors in drafting, any Plan provision does not accurately reflect its intended meaning, as demonstrated by consistent interpretations or other evidence of intent, or as determined by the Compensation Committee in its sole discretion, the provision will be considered ambiguous and will be interpreted by the Compensation Committee in a fashion consistent with its intent, as determined in the sole discretion of the Compensation Committee. The Compensation Committee will amend the Plan retroactively to cure any such ambiguity.
          (c) This Section may not be invoked by any person to require the Plan to be interpreted in a manner inconsistent with its interpretation by the Compensation Committee.
     7. Limitation on Employee Rights. This Plan will not give any employee the right to be retained in the service of the Company, nor will it interfere with or restrict the right of the Company to discharge or otherwise terminate an employee.
     8. Governing Law and Venue. This Plan will be interpreted, administered, and enforced in accordance with the statutes and common law of the State of California, excluding any that mandate the use of another jurisdiction’s laws. Any suit brought hereon shall be brought in the federal courts sitting in the Southern District of California, and you hereby waive any claim or defense that such forum is not convenient or proper.
     9. Withholding. The Company will be entitled to withhold from any payments or deemed payments to you hereunder any amount of withholding required by law.
     10. Funding. No provision of the Plan shall require the Company, for purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company.
     11. Definition of Change in Control. For purposes of this Plan, “Change in Control” means and includes each of the following:
          (a) A transaction or series of transactions (other than an offering of the Company’s common stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or
          (b) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:
               (i) Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and
               (ii) After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group will be treated for purposes of this Section 11 as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or
          (c) The Company’s stockholders approve a liquidation or dissolution of the Company.
          The Board of Directors of Visual Sciences, Inc. will have full and final authority, which will be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.
     12. Miscellaneous. Where the context so indicates, the singular will include the plural and vice versa. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan. Unless the context clearly indicates to the contrary, a reference to a statute or document will be construed as referring to any subsequently enacted, adopted, or executed counterpart. This Plan shall be binding upon and inure to the benefit of the successors of the Company. This Plan will not give any rights or remedies to any person other than eligible employees and the Company.
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     Executed at San Diego, California, effective as of the Effective Date.

Visual Sciences, Inc.

By:	/s/ CLAIRE LONG

Name:	Claire Long

Title:	Chief Financial Officer

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